Exhibit 32.1

AEROSONIC CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

Table of Contents

  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aerosonic Corporation (the “Company”) for the period ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Baldini, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

March 31, 2004

/s/ David A. Baldini

David A. Baldini

Chief Executive Officer

TPA:316553:1